Exhibit 10.1

Confidential

Final Form

Amendment No. 1 to the
SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”) to that certain Securities Purchase Agreement, dated as of May 19, 2026 (the “Agreement”), by and among Mentari Therapeutics, Inc., a Delaware corporation (the “Company”), and each of the Persons listed on the signature pages thereto (each, a “Original Investor” and together the “Original Investors”) is made and entered into as of July 22, 2026 by and among the Company, each of the Original Investors listed on Schedule I attached to this Amendment, and each of the Persons listed on Schedule II attached to this Amendment (each, an “New Investor” and together, the “New Investors”). Capitalized terms used but not defined in this Amendment shall have the meanings given to such terms in the Agreement.

WHEREAS, the Original Investors listed on Schedule I hereto together constitute the Investor Majority (as of immediately prior to the entry into this Amendment) and, in accordance with Section 8.15 of the Agreement, hereby agree to amend the Agreement to allow for the purchase of Additional Securities in accordance with the terms of this Amendment;

WHEREAS, the Company and the New Investors are executing and delivering this Amendment in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the U.S. Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the Company desires to sell to the New Investors, and each New Investor desires to purchase from the Company, severally and not jointly, upon the terms and subject to the conditions stated in this Agreement, (A) shares (the “Additional Shares”) of Common Stock at a per share purchase price equal to the Additional Share Price (as defined below), and/or (B) Additional Pre-Funded Warrants at a per warrant price equal to the Additional Pre-Funded Warrant Price (as defined below).

NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the Company, each applicable Original Investor and each New Investor, severally and not jointly, agree as follows:

1. New and Amended Definitions. As used in this Amendment and the Agreement, the following terms shall have the following respective meanings:

“Additional Commitment Amount” has the meaning set forth in Section 2.4 hereof.

“Additional Pre-Funded Warrant” has the meaning set forth in Section 2.4 hereof.

“Additional Pre-Funded Warrant Shares” has the meaning set forth in Section 2.4 hereof.

“Additional Pre-Funded Warrant Price” means an amount equal to (i) the Additional Share Price minus (ii) $0.0001.

“Additional Share Price” means the Share Price, multiplied by one hundred fifty-two point eight percent (152.8%).

References to the “Initial Shares” in the Agreement shall be deemed to include the Additional Shares, except for any such reference in the Second Recital, Section 2.1 and Exhibit A of the Agreement.

“Investors” shall mean the Original Investors and the New Investors, provided that references to “Investors” in Section 2.1 of the Agreement shall be deemed solely to be references to the Original Investors.

References to the “Pre-Funded Warrant Shares” in the Agreement shall be deemed to include the Additional Pre-Funded Warrant Shares, except for any such reference in the Second Recital and Section 2.1 of the Agreement.

References to the “Pre-Funded Warrants” in the Agreement shall be deemed to include the Additional Pre-Funded Warrants, except for any such reference in Section 2.1 of the Agreement.

References to the “Securities” in the Agreement shall be deemed to include the Additional Shares and Additional Pre-Funded Warrants.

References to the “Shares” in the Agreement shall be deemed to include the Additional Shares and the Additional Pre-Funded Warrant Shares.

2. Amendments. The Parties hereby agree to amend the Agreement as follows:

(i)	A new Section 2.4 is hereby inserted into the Agreement as follows:

“Section 2.4 Purchase and Sale of Additional Securities. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the New Investors, severally and not jointly, agree to purchase, the number of Additional Shares equal to (rounded down to the nearest whole Additional Share) (i) the aggregate commitment amount set forth under the heading “Additional Commitment Amount” and opposite such New Investor’s name on the Exhibit E (the “Additional Commitment Amount”) divided by (ii) the Additional Share Price; provided, however, for any New Investor that has provided notice to the Company at least ten (10) Business Days prior to the Closing that such New Investor would beneficially own (when aggregated with all Securities then beneficially owned by the New Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder)) in excess of the Additional Beneficial Ownership Limitation, or as such New Investor may otherwise choose, in lieu of purchasing Additional Shares such New Investor may elect to purchase Pre-Funded Warrants (“Additional Pre-Funded Warrants”) to purchase a number of shares of Common Stock issuable upon exercise of the Additional Pre-Funded Warrants (the “Additional Pre-Funded Warrant Shares”) equal to (rounded down to the nearest whole Additional Pre-Funded Warrant Share) (i) the Additional Commitment Amount (or any remainder thereof) divided by (ii) the Additional Pre-Funded Warrant Price in lieu of Additional Shares in such manner to result in the same Aggregate Purchase Amount being paid by such New Investor in the aggregate (including upon exercise of such Additional Pre-Funded Warrants). The “Additional Beneficial Ownership Limitation” shall initially be set at the discretion of each New Investor to a percentage designated by such New Investor on its signature page hereto between 0% and 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of the Securities; provided that such percentage shall be set at (A) 9.99% for any New Investor that does not make such designation on its signature page hereto or (B) the percentage set forth in the signature pages to the Agreement if such New Investor is also an Original Investor. Notwithstanding the foregoing, by written notice to the Company, any New Investor may reset the Additional Beneficial Ownership Limitation percentage to a higher or lower percentage, not to exceed 19.99%; provided that any increase prior to the Closing will not be effective until the sixty-first (61st) day after such written notice is delivered to the Company. Upon such a change by a New Investor of the Additional Beneficial Ownership Limitation, the Additional Beneficial Ownership Limitation may not be further amended by such New Investor without first providing the minimum notice required by this Section 2.4.”

(ii)	The title of Exhibit A to the Agreement is hereby amended and replaced with the following: “Original Investors.”

(iii)	A new Exhibit E is hereby inserted into the Agreement in the form attached as Schedule II hereto.

(iv)	References to Exhibit A in the Agreement shall be deemed to include a reference to Exhibit E thereof, except for such reference in the preamble and Section 2.1 of the Agreement.

3. Securities Purchase Agreement. Each New Investor acknowledges and agrees that he, she or it is an “Investor” for purposes of the Agreement and, accordingly, agrees to be bound by the rights and benefits, and subject to the obligations, set forth in the provisions of the Agreement applicable to Investors and as fully as though such New Investor were a signatory thereto as an “Investor.” Each New Investor, severally for itself and not jointly with any other New Investor, represents and warrants to the Company and the Placement Agents that the statements contained in Section 4 of the Agreement are true and correct as of the date hereof (except for the representations and warranties that speak as of a specific date, which shall be made as of such date).

4. Miscellaneous. This Amendment shall constitute a valid amendment of the Agreement in accordance with Section 8.15 of the Agreement. This Amendment and the Agreement (together with the schedules and exhibits thereto, and any documents executed by the parties simultaneously therewith or pursuant thereto) constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof and thereof. Except as expressly amended hereby, the Agreement shall remain in full force and effect without modification. Section 8 (Miscellaneous Provisions) of the Agreement is hereby incorporated by reference into this letter agreement, mutatis mutandis.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

COMPANY:

MENTARI THERAPEUTICS, INC.

By:
Name:
Title:

[Signature Page to Amendment No. 1]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

ORIGINAL INVESTOR:

[NAME]

By:

Name:

Title:

[Signature Page to Amendment No. 1]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

NEW INVESTOR:

[NAME]

By:

Name:

Title:

Additional Beneficial Ownership Limitation: [●]

[Signature Page to Amendment No. 1]

SCHEDULE 1

Original Investors

1.	[__];

2.	[__].

SCHEDULE II

EXHIBIT E

NEW INVESTORS

Investor Name and Address	Additional Commitment Amount	Additional Shares	Share Price	Shares Underlying Additional Pre-Funded Warrants	Additional Pre-Funded Warrant Price	Convertible Securities Amount	Aggregate Purchase Price

TOTAL: